UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) March 23, 2005

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164

(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108 Dallas, Texas	75205

(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Restated Certificate of Incorporation
Third Amended and Restated Bylaws
Summary Sheet: Executive Officer Annual Base Salaries
Summary Sheet: Short-Term Incentive Compensation Plan
Summary Sheet: Director Compensation

Item 1.01 Entry into Material Definitive Agreement.

At a meeting held March 23, 2005, the Board of Directors (the “Board”) of Toreador Resources Corporation (“Toreador”) approved (i) the 2005 annual base salaries for the executive officers, (ii) the Short-Term Incentive Compensation Plan, (iii) the director compensation schedule, (iv) the Restated Certificate of Incorporation and (v) the Third Amended and Restated Bylaws.

Executive Officer Annual Base Salaries

On March 23, 2005, the Board approved the 2005 annual base salaries of the executive officers as follows:

1.	G. Thomas Graves III:	$390,000
2.	Douglas W. Weir:	$205,000
3.	Michael J. FitzGerald:	$200,000

Toreador does not have written employment agreements with any of the executive officers named above, except for Michael J. FitzGerald, its Senior Vice President – Exploration and Production.

A summary of the compensation of each of the executive officers named above (which summary reflects the foregoing base salaries) is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Short-Term Incentive Compensation Plan

On March 23, 2005, the Board approved the Short-Term Incentive Compensation Plan pursuant to which mid-level and upper-level management, including executive officers, of Toreador are eligible to participate. The current eligible participants are: G. Thomas Graves III, Douglas W. Weir, Michael J. FitzGerald, Ed Ramirez, Herschel Sanders, Frederic Auberty, Roy Barker and Emmanuel Mousset. The Short-Term Incentive Compensation Plan sets forth four corporate performance goals for 2005 relating to oil and gas reserves, oil and gas production, general and administrative expenses and operating income. The Board established preliminary funding under the Short-Term Incentive Compensation Plan of $500,000, which amount is subject to adjustment.

A summary of the Short-Term Incentive Compensation Plan is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Director Compensation

On March 23, 2005, the Board approved the director compensation schedule as follows:

Each director shall receive an aggregate annual cash stipend of $15,000 to be paid in quarterly installments. Each director shall receive $2,000 cash for each face-to-face meeting of the Board attended and $1,500 cash for each telephonic meeting of the Board attended. Board committee members shall receive $500 cash for each Board committee meeting attended in conjunction with a face-to-face Board meeting. Board committee members shall receive $1,500 cash for each Board committee meeting attended, whether stand alone, telephonic or face-to-face, except as noted in the preceding sentence. The Audit Committee Chairman shall receive an additional aggregate cash stipend of $5,000 to be paid in quarterly installments. The Chairman of each other Board committee shall receive an additional aggregate cash stipend of $3,000 to be paid in quarterly installments. Each director shall also receive annually an aggregate of $30,000 to be paid in Toreador equity, whether in the form of restricted stock or stock option grants.

A summary of the director compensation as approved by the Board is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Restated Certificate of Incorporation

On January 31, 2005, Toreador filed with the Secretary of State of the State of Delaware (the “Secretary of State”) a Certificate of Elimination which eliminated the designations of Toreador’s Series A Convertible Preferred Stock from Toreador’s Amended and Restated Certificate of Incorporation. The Certificate of Elimination was attached as Exhibit 3.1 to Toreador’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2005.

On March 28, 2005, Toreador filed with the Secretary of State its Restated Certificate of Incorporation. The Restated Certificate of Incorporation restates and integrates without change all existing charter provisions (including the provisions of the Certificate of Elimination) into a single operative document.

The Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Third Amended and Restated Bylaws

On March 23, 2004, the Board adopted the Third Amended and Restated Bylaws which amend certain provisions of and restate Toreador’s Second Amended and Restated Bylaws. The Third Amended and Restated Bylaws were adopted in order to (i) add the officer position of “Chief Operating Officer” to the list of officer positions that may be elected pursuant to Toreador’s bylaws, (ii) clarify that if the Chief Operating Officer position is not filled, the President shall perform the duties that the Chief Operating Officer would otherwise perform, (iii) clarify that the position of “Chairman of the Board” is not an officer position, (iv) clarify that certain actions may be taken by either the Chief Executive Officer or the President and (v) set forth that the Board of Directors may only delegate the power to determine the compensation of any non-executive officer and agent to the Chairman of the Board, the Chief Executive Officer or the President.

The Third Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

3.1	Restated Certificate of Incorporation Toreador Resources Corporation, filed in the Office of the Secretary of State of the State of Delaware on March 28, 2005

3.2	Third Amended and Restated Bylaws of Toreador Resources Corporation

10.1	Summary Sheet: Executive Officer Annual Base Salaries

10.2	Summary Sheet: Short-Term Incentive Compensation Plan

10.3	Summary Sheet: Director Compensation

* * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: March 29, 2005
	By:	/s/ G. Thomas Graves III

G. Thomas Graves III, President and CEO

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation Toreador Resources Corporation, filed in the Office of the Secretary of State of the State of Delaware on March 28, 2005

3.2	Third Amended and Restated Bylaws of Toreador Resources Corporation

10.1	Summary Sheet: Executive Officer Annual Base Salaries

10.2	Summary Sheet: Short-Term Incentive Compensation Plan

10.3	Summary Sheet: Director Compensation